                                                                    EXHIBIT 99.1

                                    CONSENT

     The undersigned hereby consents to being named in the Registration Statement (the "Registration Statement") on Form S-1 of Chemical Logistics Corporation ("CLC") as a director to be appointed after consummation of the initial public offering of CLC.


     IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 22nd day of July, 1998.


                                                  /s/ JAMES M. CLEPPER
                                            ------------------------------------
                                            Name:  James M. Clepper

                                                                    EXHIBIT 99.1

                                    CONSENT

     The undersigned hereby consents to being named in the Registration Statement (the "Registration Statement") on Form S-1 of Chemical Logistics Corporation ("CLC") as a director to be appointed after consummation of the initial public offering of CLC.


     IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 22nd day of July, 1998.


                                                  /s/ DOUGLAS A. BROWN
                                            ------------------------------------
                                            Name:  Douglas A. Brown

                                                                    EXHIBIT 99.1

                                    CONSENT

     The undersigned hereby consents to being named in the Registration Statement (the "Registration Statement") on Form S-1 of Chemical Logistics Corporation ("CLC") as a director to be appointed after consummation of the initial public offering of CLC.


     IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 22nd day of July, 1998.


                                                   /s/ RODNEY R. PROTO
                                            ------------------------------------
                                            Name:  Rodney R. Proto

                                                                    EXHIBIT 99.1

                                    CONSENT

     The undersigned hereby consents to being named in the Registration Statement (the "Registration Statement") on Form S-1 of Chemical Logistics Corporation ("CLC") as a director to be appointed after consummation of the initial public offering of CLC.


     IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 22nd day of July, 1998.


                                                  /s/ G. STEPHEN ROBINS
                                            ------------------------------------
                                            Name:  G. Stephen Robins

                                                                    EXHIBIT 99.1



                                    CONSENT



     The undersigned hereby consents to being named in the Registration Statement (the "Registration Statement") on Form S-1 of Chemical Logistics Corporation ("CLC") as a director to be appointed after consummation of the initial public offering of CLC.



     IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 22nd day of July, 1998.


                                                  /s/ WILLIAM L. WELCH
                                            ------------------------------------
                                            Name:  William L. Welch

                                                                    EXHIBIT 99.1



                                    CONSENT



     The undersigned hereby consents to being named in the Registration Statement (the "Registration Statement") on Form S-1 of Chemical Logistics Corporation ("CLC") as a director to be appointed after consummation of the initial public offering of CLC.



     IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 22nd day of July, 1998.


                                                   /s/ JOHN M. TILLEY
                                            ------------------------------------
                                            Name:  John M. Tilley